UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-06554

ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  September 30, 2006

Date of reporting period:    March 31, 2006

ITEM 1.    REPORTS TO STOCKHOLDERS.


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


AllianceBernstein Global Government Income Trust


Semi-Annual Report-March 31, 2006


Investment Products Offered
-----------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
-----------------------------

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.


May 19, 2006

Semi-Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Global Government Income Trust (the "Fund") for the semi-annual reporting period ended March 31, 2006. Prior to February 1, 2006, the Fund was named AllianceBernstein Americas Government Income Trust.

Investment Objectives and Policies

This open-end fund seeks to generate current income consistent with preservation of capital. The Fund invests, under normal circumstances, at least 80% of its assets in government securities. The Fund invests, under normal circumstances, at least 65% of its net assets in debt securities issued or guaranteed by governments of countries that are members of the Organization of Economic Cooperation and Development, or OECD. The Fund may invest in debt securities with a range of maturities from short- to long-term.

Investment Results

The table on page 4 shows the Fund's performance compared to its new benchmark, the Lehman Brothers (LB) Global Government Bond Index- Hedged, and its old benchmark, a composite consisting of 50% LB Government Index--a broad measure of the performance of U.S. government bonds--and 50% J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) Latin Only--composed of dollar-denominated restructured sovereign bonds of emerging markets in Latin America--(the "Composite"), for the six- and 12-month periods ended March 31, 2006. The Fund's benchmark was changed because the new benchmark more closely matches the Fund's new global investment objective.

The Fund outperformed its new benchmark, the LB Global Government Bond Index-Hedged, for both the six- and 12-month periods ended March 31, 2006. The Fund underperformed its old benchmark, a composite of 50% LB Government Index and 50% JPM EMBI+ Latin only, for the six-month period, and outperformed its old benchmark for the 12-month period. The Fund's emerging market exposure, as well as its holdings in local Mexican, Polish and Canadian debt, contributed positively to performance for both periods. Mexico, which returned 3.04%, and Poland, which returned 2.07%, significantly outperformed the benchmark for the semi-annual reporting period.

Additionally, the Fund's underweight positions in Europe at -1.18% and the U.S. at -0.51%, contributed positively to performance as these two government markets were the worst performers during the semi-annual period. Government bond markets in both regions succumbed to stronger economic growth and interest rate hikes by their respective central banks.

The Fund's use of leverage had a neutral effect on performance during the reporting period.

Market Review and Investment Strategy

The developed global government bond market posted weak returns during the semi-annual period, in hedged terms, reflecting higher global interest rates and stronger regional and global growth. According to the LB Global Government Bond Index-Hedged, developed government bond markets returned only 0.05%. In the U.S., Treasury yields rose across the maturity spectrum as the


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 1


Federal Reserve (the "Fed") continued to increase official rates another 100 basis points in quarter point increments. The U.S. Treasury yield curve finished the period almost perfectly flat, with most rates within a few basis points of 4.8%. At the end of the period, the Fed funds rate stood at 4.75%, 375 basis points higher than when the Fed started tightening in June of 2004.

In the euro area, encouraging economic data included improved consumer sentiment and continuing strength in exports and investment, leading the European Central Bank (ECB) to view growth as returning to trend. However, with inflation still above target and real rates close to zero, many ECB officials remained concerned. On March 2, the ECB increased its key lending rate by 25 basis points to 2.5% and made clear that more increases would follow. The German 10-year yield rose 62 basis points during the reporting period.

Japan experienced its largest increase in inflation in eight years as core consumer prices rose 0.5% year-over-year in January. This improvement, along with accelerating gross domestic product growth, prompted the Bank of Japan to declare an end to "quantitative easing" in favor of a renewed focus on interest-rate management. Australia's 10-year government-bond yield rose only 5 basis points, as the Reserve Bank of Australia has held its cash rate steady at 5.5% since March 2005. In Canada, however, rates climbed and the yield curve flattened with shorter-maturity yields rising the most. Canadian yields in the 5-year area of the curve rose 50-60 basis points while longer 30-year yields rose only 4 basis points.

Emerging market government debt posted the strongest returns within the fixed-income sectors for the semi-annual period, returning 5.16%, according to the JPM EMBI+ Latin only. The emerging markets continued to enjoy strong investor demand, a favorable low global interest rate environment and strong global liquidity throughout the period. Strong capital inflows caused currencies to appreciate, which allowed central banks in almost every emerging country to accumulate reserves--one of the most important technical drivers supporting the sector. Improved export demand and strong commodity prices, particularly oil, also helped some emerging market countries. Emerging market spreads tightened to end the period at a near record low of 192 basis points over Treasuries, representing an overall tightening of 52 basis points during the reporting period.

As noted previously, the Fund has been renamed AllianceBernstein Global Government Income Trust. The Fund's Board of Directors has also approved expanding the Fund's investment guidelines; therefore, the Fund is transitioning to its new objective. These changes are intended to broaden and globalize the Fund's investment strategy and provide the Fund with more flexibility to pursue more diversified investment opportunities. As such, the Fund continued to have exposure to government debt in select emerging market countries, Canada, Mexico and the United States. With the Fund's broadened investment universe, exposure to government debt in Australia, Poland, Sweden, Germany and the U.K. was added.


2 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


HISTORICAL PERFORMANCE


An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Lehman Brothers (LB) Global Government Bond Index-Hedged, the unmanaged LB Government Index nor the unmanaged J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) Latin Only reflects fees and expenses associated with the active management of a mutual fund portfolio. The LB Global Government Bond Index-Hedged is the government component of the Global Aggregate Index, hedged in U.S. dollars. The LB Global Aggregate Index provides a broad-based measure of the global investment-grade fixed-income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The index also includes eurodollar and euro-yen corporate bonds; Canadian government, agency and corporate securities; and U.S.-dollar investment-grade 144A securities. The Composite benchmark represents a 50%/50% blend of both the LB Government Index and the JPM EMBI+ Latin Only. The LB Government Index is composed of the LB Treasury Index and the LB Agency Index. The unmanaged JPM EMBI+ Latin Only is composed of dollar-denominated restructured sovereign bonds of emerging markets in Latin America; a large percentage of the index is made up of Brady Bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund invests a significant amount of its assets in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of political and economic uncertainties in foreign countries. These risks may be magnified for investments in emerging markets. Since the Fund is non-diversified, it can invest more of its assets in a smaller number of countries, making the Fund more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. To increase yield, the Fund can use leverage, a speculative technique, which may increase share price fluctuation. Price fluctuation in the Fund's portfolio securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Fund to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. High yield bonds, otherwise known as "junk bonds," involve a greater risk of default and price volatility than other bonds. Investing in non-investment grade securities presents special risks, including credit risk. Investments in the Fund are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Fund. Fund purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 3


HISTORICAL PERFORMANCE
(continued from previous page)


                                                               Returns
THE FUND VS. ITS BENCHMARK                            -------------------------
PERIODS ENDED MARCH 31, 2006                           6 Months       12 Months
-------------------------------------------------------------------------------
AllianceBernstein Global Government
  Income Trust
    Class A                                               1.16%          10.83%
    Class B                                               0.93%          10.04%
    Class C                                               0.92%          10.16%
Lehman Brothers Global Government
  Bond Index-Hedged                                       0.05%           3.20%
Composite: 50% Lehman Brothers
  Government Index and
  50% J.P. Morgan EMBI+ Latin Only                        2.46%           9.64%
Lehman Brothers Government Index                         -0.25%           2.14%
J.P. Morgan EMBI+ Latin Only                              5.16%          17.13%

See Historical Performance and Benchmark Disclosures on previous page.

(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2006
                                                   NAV Returns     SEC Returns
-------------------------------------------------------------------------------
Class A Shares
1 Year                                                   10.83%           6.15%
5 Years                                                   8.03%           7.09%
10 Years                                                 11.14%          10.66%
SEC Yield*                                                5.44%

Class B Shares
1 Year                                                   10.04%           7.04%
5 Years                                                   7.19%           7.19%
10 Years(a)                                              10.60%          10.60%
SEC Yield*                                                4.94%

Class C Shares
1 Year                                                   10.16%           9.16%
5 Years                                                   7.26%           7.26%
10 Years                                                 10.31%          10.31%
SEC Yield*                                                4.94%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2006)

Class A Shares
1 Year                                                                    6.15%
5 Years                                                                   7.09%
10 Years                                                                 10.66%

Class B Shares
1 Year                                                                    7.04%
5 Years                                                                   7.19%
10 Years(a)                                                              10.60%

Class C Shares
1 Year                                                                    9.16%
5 Years                                                                   7.26%
10 Years                                                                 10.31%

(a)  Assumes conversion of Class B shares into Class A shares after six years.

* SEC Yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2006.

     See Historical Performance disclosures on page 3.


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 5


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                     Beginning                  Ending
                   Account Value             Account Value              Expenses Paid
                  October 1, 2005           March 31, 2006              During Period*
---------------------------------------------------------------------------------------------
              Actual    Hypothetical     Actual    Hypothetical**   Actual    Hypothetical
---------------------------------------------------------------------------------------------
Class A      $ 1,000      $ 1,000      $ 1,011.57   $ 1,019.80      $ 5.17      $ 5.19
Class B      $ 1,000      $ 1,000      $ 1,009.26   $ 1,016.21      $ 8.77      $ 8.80
Class C      $ 1,000      $ 1,000      $ 1,009.23   $ 1,016.31      $ 8.67      $ 8.70
---------------------------------------------------------------------------

* Expenses are equal to the classes' annualized expense ratios of 1.03%, 1.75% and 1.73%, respectively, multiplied by the average account value over the period, multiplied by 182/365 (reflect the one-half year period).

**  Assumes 5% return before expenses.


6 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


PORTFOLIO SUMMARY
March 31, 2006 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($mil): $1,562.0


SECURITY TYPE BREAKDOWN*

O  60.4%  Sovereign
O  34.4%  U.S. Government and Sponsored Agency
          Obligations                                      [PIE CHART OMITTED]

O   5.2%  Short-Term

* All data are as of March 31, 2006. The Fund's security type breakdown is expressed as a percentage of total investments and may vary over time.


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 7


PORTFOLIO OF INVESTMENTS
March 31, 2006 (unaudited)

                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
GOVERNMENT/AGENCY OBLIGATIONS-112.1%

Argentina-0.9%
Republic of Argentina
  4.89%, 8/03/12(a)(b)                         US$      10,615     $ 9,848,641
  8.28%, 12/31/33(b)                                     3,418       3,358,630
  Zero Coupon, 12/15/35(b)                               5,912         532,116
                                                                   -----------
Total Argentinian Securities
  (cost $12,895,854)                                                13,739,387
                                                                   -----------
Australia-2.5%
Commonwealth of Australia
  6.00%, 2/15/17(b)
  (cost $40,600,925)                           AUD      51,837      38,825,412
                                                                   -----------
Brazil-7.6%
Brazilian Real Structured Product
  Zero Coupon, 9/20/07(b)                      US$     139,046      52,362,430
Federal Republic of Brazil
  5.25%, 4/15/12(a)(b)                                   3,607       3,607,172
  5.25%, 4/15/12(a)(b)                                   1,721       1,721,385
  7.13%, 1/20/37(b)                                     10,202       9,997,960
  8.00%, 1/15/18(b)                                      6,074       6,584,216
  8.25%, 1/20/34(b)                                      8,030       8,845,045
  8.88%, 10/14/19(b)                                     1,332       1,540,458
  10.50%, 7/14/14(b)                                     2,520       3,137,400
  12.00%, 4/15/10(b)                                       625         762,500
  12.50%, 1/05/16(b)                           BRL      32,792      15,304,954
  12.75%, 1/15/20(b)                           US$       9,723      14,462,962
                                                                   -----------
Total Brazilian Securities
  (cost $101,040,415)                                              118,326,482
                                                                   -----------
Canada-6.3%
Government of Canada
  2.75%, 12/01/07(b)                           CAD      35,181      29,521,795
  4.25%, 9/01/09(b)                                     17,283      14,860,553
  5.75%, 6/01/29(b)                                     40,000      41,425,526
Province of Ontario
  2.00%, 12/01/36(b)                                     6,000       5,394,631
  5.60%, 6/02/35(b)                                      6,882       6,622,301
                                                                   -----------
Total Canadian Securities
  (cost $98,094,250)                                                97,824,806
                                                                   -----------


8 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
Colombia-1.8%
Republic of Colombia
  10.75%, 1/15/13(b)                           US$       1,330     $ 1,647,870
  11.75%, 3/01/10(b)                           COP   6,027,000       3,031,324
  11.75%, 2/25/20(b)                           US$      17,000      24,182,500
                                                                   -----------
Total Colombian Securities
  (cost $20,517,334)                                                28,861,694
                                                                   -----------
Costa Rica-0.3%
Costa Rican Colon Credit Linked Note
  Zero Coupon, 1/12/07(b)                      CRC   2,007,600       3,578,415
Republic of Costa Rica
  8.05%, 1/31/13(b)(c)                         US$         555         598,012
  8.11%, 2/01/12(b)                                        135         145,125
                                                                   -----------
Total Costa Rican Securities
  (cost $4,347,608)                                                  4,321,552
                                                                   -----------
Dominican Republic-0.5%
Dominican Peso Credit Linked Note
  Zero Coupon, 3/12/07                         DOP     172,325       4,589,212
Dominican Republic
  9.50%, 9/27/11(c)                            US$       2,351       2,526,952
                                                                   -----------
Total Dominican Securities
  (cost $7,026,678)                                                  7,116,164
                                                                   -----------
El Salvador-0.3%
Republic of El Salvador
  7.65%, 6/15/35(c)                                      1,889       1,978,727
  8.50%, 7/25/11(c)                                      1,950       2,164,500
                                                                   -----------
Total Salvadoran Securities
  (cost $3,960,448)                                                  4,143,227
                                                                   -----------
Germany-3.9%
Deutsche Bundesrepublik
  6.50%, 7/04/27(b)
  (cost $61,781,384)                           EUR      37,000      60,672,297
                                                                   -----------
Indonesia-0.7%
Indonesian Rupiah Credit Linked Note
  12.90%, 6/17/22                              IDR  70,203,600       7,917,491
Republic of Indonesia
  6.88%, 3/09/17(b)(c)                         US$       2,996       2,951,060
                                                                   -----------
Total Indonesian Securities
  (cost $10,805,475)                                                10,868,551
                                                                   -----------


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 9


                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
Mexico-20.4%
Mexican Bonos
  8.00%, 12/19/13(b)                           MXN   1,292,688    $115,886,431
  8.00%, 12/07/23(b)                                   872,057      74,868,823
  9.00%, 12/24/09(b)                                   267,938      25,447,507
  9.00%, 12/22/11(b)                                   215,900      20,396,094
  9.00%, 12/20/12(b)                                   120,526      11,402,708
  10.00%, 12/05/24(b)                                  688,690      70,653,272
                                                                   -----------
Total Mexican Securities
  (cost $281,378,358)                                              318,654,835
                                                                   -----------
Panama-1.0%
Republic of Panama
  6.70%, 1/26/36(b)                            US$      13,350      13,316,625
  9.38%, 4/01/29(b)                                        616         780,164
  9.63%, 2/08/11(b)                                      1,131       1,300,650
                                                                   -----------
Total Panamanian Securities
  (cost $11,982,738)                                                15,397,439
                                                                   -----------
Peru-3.2%
Peru Bono Soberano
  8.60%, 8/12/17(b)                            PEN      22,510       6,932,312
  9.91%, 5/05/15(b)                                     48,440      16,214,009
Republic of Peru
  8.38%, 5/03/16(b)                            US$       3,343       3,627,155
  8.75%, 11/21/33(b)                                     8,131       9,066,065
  9.88%, 2/06/15(b)                                     11,665      13,706,375
                                                                   -----------
Total Peruvian Securities
  (cost $46,601,008)                                                49,545,916
                                                                   -----------
Philippines-1.0%
Republic of Philippines
  10.63%, 3/16/25(b)
  (cost $16,073,765)                                    12,500      16,218,750
                                                                   -----------
Poland-2.8%
Republic of Poland
  6.25%, 10/24/15(b)
  (cost $44,264,387)                           PLN     130,000      43,909,825
                                                                   -----------
South Africa-3.2%
Republic of South Africa
  13.00%, 8/31/10(b)
  (cost $48,640,523)                           ZAR     250,000      50,624,442
                                                                   -----------
Sweden-8.6%
Kingdom of Sweden
  5.00%, 1/28/09(b)
  (cost $134,960,971)                          SEK   1,000,000     134,685,755
                                                                   -----------


10 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
Turkey-1.0%
New Turkish Lira Credit Linked Note
  Zero Coupon, 3/8/07(b)
  (cost $16,105,615)                           TRY      24,430     $16,044,434
                                                                   -----------
United Kingdom-4.7%
United Kingdom Treasury Note
  5.00%, 9/07/14(b)
  (cost $73,934,257)                           GBP      40,300      72,845,916
                                                                   -----------
United States-40.7%
Federal Home Loan Mortgage Corp.
  30 Year TBA
  6.50%, 4/01/36                               US$     116,950     119,179,301
Federal National Mortgage Association
  30 Year TBA
  6.50%, 5/01/35                                       133,685     136,191,594
U.S. Treasury Bonds
  6.25%, 5/15/30(b)                                     27,860      32,559,202
  8.75%, 5/15/20(b)                                     20,000      27,400,000
  9.13%, 5/15/18(b)                                     50,000      68,574,200
  12.50%, 8/15/14(b)(d)                                 90,000     111,241,440
U.S. Treasury Strips
  8.00%, 11/15/21(b)                                   310,000     140,332,970
                                                                   -----------
Total United States Securities
  (cost $624,869,232)                                              635,478,707
                                                                   -----------
Uruguay-0.5%
Republic of Uruguay
  7.50%, 3/15/15(b)                                      6,501       6,777,292
  8.00%, 11/18/22(b)                                       860         898,700
  9.25%, 5/17/17(b)                                        451         524,288
                                                                   -----------
Total Uruguayan Securities
  (cost $6,422,650)                                                  8,200,280
                                                                   -----------
Venezuela-0.2%
Republic of Venezuela
  5.61%, 4/20/11(a)(b)(c)                                2,095       2,101,075
  8.50%, 10/08/14(b)                                     1,338       1,498,560
  9.25%, 9/15/27(b)                                          5           6,350
  10.75%, 9/19/13(b)                                        82         102,213
                                                                   -----------
Total Venezuelan Securities
  (cost $3,079,628)                                                  3,708,198
                                                                   -----------
Total Government/Agency Obligations
  (cost $1,669,383,503)                                          1,750,014,069
                                                                 -------------


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 11


                                                     Principal
                                                        Amount
                                                         (000)    U.S. $ Value
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-6.1%
Repurchase Agreement-6.1%
Greenwich Capital Markets, Inc.
  4.75%, dated 3/31/06, due 4/03/06
  in the amount of $95,737,881 (cost
  $95,700,000; collateralized by
  $99,145,000 FHLMC, 3.88%,
  due 6/15/08, value $97,725,987)              US$      95,700  $   95,700,000
                                                                --------------
Total Investments-118.2%
  (cost $1,765,083,503)                                          1,845,714,069
Other assets less liabilities-(18.2%)                             (283,942,290)
                                                                --------------
NET ASSETS-100%                                                 $1,561,771,779
                                                                --------------

FORWARD EXCHANGE CURRENCY CONTRACTS (see Note D)

                                                       U.S. $         U.S. $
                                       Contract       Value on       Value at           Unrealized
                                        Amount      Origination      March 31,        Appreciation/
                                        (000)           Date           2006          (Depreciation)
-----------------------------------------------------------------------------------------------------
Buy Contracts:
Australian Dollar,
  settling 5/12/06                      85,306    $ 60,845,677    $ 61,028,494        $  182,817
Canadian Dollar,
  settling
  4/10/06-5/01/06                       58,940      51,101,507      50,492,055          (609,452)

Sale Contracts:
Australian Dollar,
  settling 5/12/06                     116,335      85,062,989      83,226,757         1,836,232
British Pound,
  settling 4/27/06                      33,609      58,571,699      58,404,561           167,138
Canadian Dollar,
  settling
  4/10/06-5/01/06                       81,149      70,954,284      69,527,908         1,426,376
Euro Dollar,
  settling 4/18/06                      53,105      63,984,615      64,409,175          (424,560)
Mexican Peso,
  settling
  4/21/06-6/23/06                    2,310,110     214,763,138     211,612,059         3,151,079
Peruvian New Sol,
  settling 5/03/06                      22,074       6,550,000       6,541,164             8,836
Polish Zloty,
  settling 4/06/06                     147,399      45,499,198      45,552,429           (53,231)
South African Rand,
  settling 4/28/06                     304,871      49,078,344      49,371,306          (292,962)
Swedish Krona,
  settling 4/24/06                   1,060,441     136,807,782     136,361,134           446,648


12 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


FINANCIAL FUTURES CONTRACTS SOLD (see Note D)

                                                                             Value at
                                Number of    Expiration      Original        March 31,      Unrealized
        Type                    Contracts      Month           Value            2006       Appreciation
--------------------------------------------------------------------------------------------------------
U.S. Treasury Note
  10 Yr Futures                    13       June 2005     $ 1,400,547       $ 1,383,078     $ 17,469
U.S. Treasury Note
  10 Yr Futures                     4       June 2005         430,688           425,563        5,125
U.S. Treasury Note
  10 Yr Futures                   657       June 2005      70,662,403        69,898,641      763,762
                                                                                           ---------
                                                                                            $786,356
                                                                                           ---------

CREDIT DEFAULT SWAP CONTRACTS (see Note D)

                                      Notional                                        Unrealized
Swap Counterparty                      Amount            Interest    Termination     Appreciation/
Referenced Obligation                   (000)              Rate         Date        (Depreciation)
--------------------------------------------------------------------------------------------------
Buy Contracts:
Citigroup Global
  Markets, Ltd.
  Republic of
  Colombia
  8.375%, 2/15/27                        1,700            3.02%        1/20/10       $(120,656)

Sell Contracts:
Citigroup Global
  Markets, Ltd.
  Republic of
  Colombia
  8.375%, 2/15/27                        3,350            1.13%        1/20/07          30,802
Morgan Stanley Capital
  Services, Inc.
  Federal Republic
  of Brazil
  12.25%, 3/06/30                        1,940            3.80%        8/20/06          34,764
Citigroup Global
  Markets, Ltd.
  Federal Republic
  of Brazil
  12.25%, 3/06/30                        2,525            4.40%        5/20/06          55,324
Citigroup Global
  Markets, Ltd.
  Federal Republic
  of Brazil
  12.25%, 3/06/30                        8,337            1.98%        4/20/07         219,154
Deutsche Bank, AG
  London
  Federal Republic
  of Brazil
  12.25%, 3/06/30                        8,337            1.90%        4/20/07         209,257


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 13


(a) Coupon rate adjusts on a predetermined schedule to a rate based on a specific Index. Stated interest rate was in effect at March 31, 2006.

(b) Positions, or a portion thereof, with an aggregate market value of $1,364,489,658 have been segregated to collateralize forward exchange currency contracts.

(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, the aggregate market value of these securities amounted to $12,320,326 or 0.8% of net assets.

(d) Position, or a portion thereof, with an aggregate market value of $1,730,422 has been segregated to collateralize margin requirements for the open futures contracts.

     Glossary of Terms:

     FHLMC - Federal Home Loan Mortgage Corporation.
     TBA   - (To Be Assigned) - Securities are purchased on a forward commitment with an appropriate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

     Currency Abbreviations:

     AUD - Australian Dollar
     BRL - Brazilian Real
     CAD - Canadian Dollar
     COP - Colombian Peso
     CRC - Costa Rican Colon
     DOP - Dominican Peso
     EUR - Euro Dollar
     GBP - Great British Pound
     IDR - Indonesian Rupiah
     MXN - Mexican Peso
     PEN - Peruvian New Sol
     PLN - Polish Zloty
     SEK - Swedish Krona
     TRY - New Turkish Lira
     US$ - United States Dollar
     ZAR - South African Rand

     See notes to financial statements.


14 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


STATEMENT OF ASSETS & LIABILITIES
March 31, 2006 (unaudited)

Assets
Investments in securities, at value (cost $1,765,083,503)       $1,845,714,069
Cash                                                                   742,278
Foreign cash, at value (cost $2,089,837)                             2,077,978
Receivable for investment securities sold                          223,003,146
Interest receivable                                                 22,513,802
Unrealized appreciation of forward exchange currency
  contracts                                                          7,219,126
Receivable for capital stock sold                                    6,319,598
Unrealized appreciation of swap contracts                              552,050
                                                                --------------
Total assets                                                     2,108,142,047
                                                                --------------
Liabilities
Payable for investment securities purchased                        529,479,063
Payable for capital stock redeemed                                   7,651,276
Dividends payable                                                    5,754,490
Unrealized depreciation of forward exchange currency
  contracts                                                          1,380,205
Advisory fee payable                                                   720,439
Distribution fee payable                                               269,015
Transfer Agent fee payable                                             188,237
Unrealized depreciation of swap contracts                              120,656
Payable for variation margin on futures contracts                       52,663
Accrued expenses                                                       754,224
                                                                --------------
Total liabilities                                                  546,370,268
                                                                --------------
Net Assets                                                      $1,561,771,779
                                                                --------------
Composition of Net Assets
Capital stock, at par                                                 $206,694
Additional paid-in capital                                       1,701,814,336
Distributions in excess of net investment income                   (47,746,250)
Accumulated net realized loss on investments
  and foreign currency transactions                               (179,079,440)
Net unrealized appreciation of investments
  and foreign currency denominated assets and liabilities           86,576,439
                                                                --------------
                                                                $1,561,771,779
                                                                --------------

Net Asset Value Per Share--9 billion shares of capital stock authorized, $0.001 par value

                                                      Shares          Net Asset
Class                               Net Assets     Outstanding         Value
-------------------------------------------------------------------------------
A                                 $966,055,630     127,909,691         $7.55*
B                                 $333,375,624      44,153,322         $7.55
C                                 $262,340,525      34,631,350         $7.58

* The maximum offering price per share for Class A shares was $7.89 which reflects a sales charge of 4.25%.

   See notes to financial statements.


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 15


STATEMENT OF OPERATIONS
Six Months Ended March 31, 2006 (unaudited)

Investment Income
Interest (net of foreign taxes withheld of
  $8,901)                                                          $56,011,732

Expenses
Advisory fee                                        $3,964,744
Distribution fee--Class A                            1,452,940
Distribution fee--Class B                            1,799,750
Distribution fee--Class C                            1,286,602
Transfer Agency--Class A                               555,464
Transfer Agency--Class B                               246,290
Transfer Agency--Class C                               154,079
Custodian                                              455,027
Printing                                               247,060
Registration                                            81,404
Administrative                                          48,000
Audit                                                   40,892
Legal                                                   39,266
Directors' fees                                         13,062
Miscellaneous                                           37,499
                                                   -----------
Total expenses                                      10,422,079
Less: expense offset arrangement
  (see Note B)                                         (21,159)
                                                   -----------
Net expenses                                                        10,400,920
                                                                   -----------
Net investment income                                               45,610,812
                                                                   -----------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized gain (loss) on:
  Investment transactions                                           33,565,756
  Futures contracts                                                  3,625,846
  Swap contracts                                                      (502,330)
  Written Options                                                      510,445
  Foreign currency transactions                                      7,090,599
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                      (84,736,573)
  Futures contracts                                                   (916,447)
  Swap contracts                                                       584,660
  Foreign currency denominated assets
    and liabilities                                                 12,514,692
                                                                   -----------
Net loss on investment and foreign
  currency transactions                                            (28,263,352)
                                                                   -----------
Net Increase in Net Assets from
  Operations                                                       $17,347,460
                                                                   -----------

See notes to financial statements.


16 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


STATEMENT OF CHANGES IN NET ASSETS

                                                   Six Months
                                                     Ended         Year Ended
                                                 March 31, 2006    September 30,
                                                  (unaudited)          2005
                                                  ------------    ------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                              $45,610,812    $102,855,317
Net realized gain (loss) on investments
  and foreign currency transactions                 44,290,316      (4,634,866)
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities               (72,553,668)     75,060,668
                                                  ------------    ------------
Net increase in net assets from
  operations                                        17,347,460     173,281,119

Dividends to Shareholders from
Net investment income
  Class A                                          (29,109,461)    (63,028,146)
  Class B                                           (9,515,893)    (25,124,988)
  Class C                                           (6,779,488)    (14,692,112)

Capital Stock Transactions
Net increase (decrease)                              6,457,351    (171,591,238)
                                                  ------------    ------------
Total decrease                                     (21,600,031)   (101,155,365)

Net Assets
Beginning of period                              1,583,371,810   1,684,527,175
                                                 -------------   -------------
End of period (including distributions in
  excess of net investment income of
  ($47,746,250) and ($47,952,220),
  respectively)                                 $1,561,771,779  $1,583,371,810
                                                --------------  --------------

See notes to financial statements.


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 17


NOTES TO FINANCIAL STATEMENTS
March 31, 2006 (unaudited)

NOTE A
Significant Accounting Policies

AllianceBernstein Global Government Income Trust, Inc. (the "Fund"), formerly AllianceBernstein Americas Government Income Trust, Inc., was incorporated as a Maryland corporation on February 3, 1992 and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold currently with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures


18 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein, L.P. (prior to February 24, 2006 known as Alliance Capital Management, L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Currency Translation

Asset and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of divi-


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 19


dends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts and amortizes premiums as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the specific class. Realized and unrealized gains and losses are allocated among the various share classes based on their relative net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Repurchase Agreements

It is the Fund's policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the


20 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


repurchase agreements. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to seller of the security, realization of collateral by the Fund may be delayed or limited.


NOTE B
Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund's average daily adjusted net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of .65% of the Fund's average daily adjusted net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended March 31, 2006, such fees amounted to $48,000.

The Fund compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $502,337 for the six months ended March 31, 2006.

For the six months ended March 31, 2006, the Fund's expenses were reduced by $21,159 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $75,704 from the sales of Class A shares and received $853, $96,790 and $20,219 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended March 31, 2006.


NOTE C
Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to the Class B and


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 21


Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $29,731,988 and $8,427,586 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D
Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended March 31, 2006, were as follows:

                                                    Purchases        Sales
                                                  ------------    ------------
Investment securities (excluding
  U.S. government securities)                     $755,710,810    $652,795,507
U.S. government securities                         104,856,723     281,194,963

At September 30, 2005, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts, options written, futures and swap contracts) are as follows:

Gross unrealized appreciation                                     $102,377,815
Gross unrealized depreciation                                      (21,747,249)
                                                                  ------------
Net unrealized appreciation                                        $80,630,566
                                                                  ------------


22 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the future contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Exchange Currency Contracts

The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 23


3. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. Transactions in written options for the six months ended March 31, 2006 were as follows:

                                                     Number of         Premium
                                                     Contracts        Received
                                                    ----------      ----------
Options outstanding at
  September 30, 2005                                17,364,000       $(179,202)
Options written                                     28,608,000        (331,244)
Options terminated in closing
  purchase transactions                            (20,875,000)        236,628
Options expired                                    (25,097,000)        273,818
                                                    ----------      ----------
Options outstanding at
  March 31, 2006                                            -0-      $      -0-
                                                    ----------      ----------


24 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


4. Swap Agreements

The Fund may enter into swaps to hedge its exposure to foreign currency interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities or currencies.

As of October 1, 2003, the Portfolios have adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swaps contracts on the statements of operations. Prior to October 1, 2003, these interim payments were reflected within interest income in the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

The Fund may enter into credit default swaps. The Fund may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract") or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Fund to buy/(sell) from/(to) the counterparty at the notional amount (the "Notional Amount") and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract ("Maximum Payout Amount"). During the term of the swap agreement, the Fund receives/(pays) semi-annual fixed payments from/(to) the respective


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 25


counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

At March 31, 2006, the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $24,489,000, with net unrealized appreciation of $549,301 and terms up to two years, as reflected in the portfolio of investments.

In certain circumstances, the Fund may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs. The Fund had Buy Contracts outstanding with a Notional Amount of $1,700,000 with respect to the same referenced obligations and same counterparties of certain Sale Contracts outstanding, which reduced its obligation to make payments on Sale Contracts to $22,789,000 as of March 31, 2006.

5. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having at least equal to the repurchase price.

For the six months ended March 31, 2006, the average amount of reverse repurchase agreements outstanding was $6,526,100 and the daily weighted average annual interest rate was 3.69%.


26 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


NOTE E
Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:


                               Shares                        Amount
                    ---------------------------  ------------------------------
                   Six Months Ended  Year Ended  Six Months Ended   Year Ended
                    March 31, 2006  September 30, March 31, 2006   September 30,
                      (unaudited)       2005       (unaudited)        2005
                     ------------  ------------  --------------  --------------
Class A
Shares sold           11,760,673    10,573,774     $90,147,728     $79,517,459
-------------------------------------------------------------------------------
Shares issued in
  reinvestment
  of dividends
  and distributions    1,659,330     4,082,809      12,718,978      29,916,957
-------------------------------------------------------------------------------
Shares converted
  from Class B         2,650,643     7,703,362      20,275,378      57,827,493
-------------------------------------------------------------------------------
Shares redeemed      (12,749,121)  (27,878,859)    (97,538,475)   (207,952,705)
-------------------------------------------------------------------------------
Net increase
  (decrease)           3,321,525    (5,518,914)    $25,603,609    $(40,690,796)
-------------------------------------------------------------------------------
Class B
Shares sold            2,811,438     4,427,842     $21,525,134     $33,157,946
-------------------------------------------------------------------------------
Shares issued in
  reinvestment
  of dividends
  and distributions      555,942     1,674,043       4,257,560      12,443,631
-------------------------------------------------------------------------------
Shares converted
  to Class A          (2,652,035)   (7,728,725)    (20,275,378)    (57,827,493)
-------------------------------------------------------------------------------
Shares redeemed       (5,220,271)  (14,471,457)    (39,917,869)   (107,817,977)
-------------------------------------------------------------------------------
Net decrease          (4,504,926)  (16,098,297)   $(34,410,553)  $(120,043,893)
-------------------------------------------------------------------------------
Class C
Shares sold            4,276,898     3,714,213     $32,903,828     $27,866,586
-------------------------------------------------------------------------------
Shares issued
  in reinvestment
  of dividends
  and distributions      322,874     1,065,900       2,482,579       8,028,962
-------------------------------------------------------------------------------
Shares redeemed       (2,621,547)   (6,246,148)    (20,122,112)    (46,752,097)
-------------------------------------------------------------------------------
Net increase
  (decrease)           1,978,225    (1,466,035)    $15,264,295    $(10,856,549)
-------------------------------------------------------------------------------


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 27


NOTE F
Security Lending

The Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market values of the securities loaned is deposited and maintained by the borrower with the Fund.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. When such securities are borrowed against cash, the Fund agrees to pay the borrower of such securities a "rebate rate" for the use of the cash the borrower has pledged as collateral. As of September 30, 2005, the Fund had no securities on loan.


NOTE G
Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Concentration of Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.


28 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


NOTE H
Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended March 31, 2006.


NOTE I
Distributions to Shareholders

The tax character for distributions to be paid for the fiscal year ending July 31, 2006 will be determined at the end of the current fiscal year. The tax character of distributions paid for the year ending September 30, 2005 and September 30, 2004 were as follows:

                                                      2005            2004
                                                  ------------    ------------
Distributions paid from:
Ordinary income                                   $102,845,246    $126,899,474
                                                  ------------    ------------
Total taxable distributions                        102,845,246     126,899,474
Tax return of capital                                       -0-             -0-
                                                  ------------    ------------
Total distributions paid                          $102,845,246    $126,899,474
                                                  ------------    ------------

As of September 30, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                    $24,516,830
Accumulated capital and other losses                            (289,671,202)(a)
Unrealized appreciation/(depreciation)                           155,523,947(b)
                                                                ------------
Total accumulated earnings/(deficit)                            $109,630,425(c)
                                                                ------------

(a) On September 30, 2005, the Fund had a net capital loss carryforward of $220,209,221, of which $680,821 expires in the year 2008, $206,928,807 expires in the year 2009 and $12,599,593 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund utilized capital loss carryforwards of $11,960,592. As of September 30, 2005, the Fund had deferred tax straddle losses of $69,461,981.

(b) The difference between book-basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and the difference between book and tax treatment of swap income.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable.


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 29


NOTE J
Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

   (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

   (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

  (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of


30 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). All of the actions removed to federal court were also transferred to the Mutual Fund MDL. The plaintiffs in the removed actions have since moved for remand, and that motion is pending.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 31


brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 11,


32 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


2006, the Court dismissed the Writ and later granted defendants a 30-day stay to file an appeal. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiff's claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. Plaintiffs have moved for leave to amend their consolidated complaint.


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 33


It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


34 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                              Class A
                                 -------------------------------------------------------------------------------------------
                                   Six Months
                                        Ended            Year Ended           December
                                    March 31,           September 30,        1, 2002 to           Year Ended November 30,
                                         2006        ------------------      September      ----------------------------------
                                  (unaudited)         2005      2004(a)     30, 2003(b)      2002(c)         2001         2000
                                 -------------------------------------------------------------------------------------------
Net asset value,
  beginning of period                $7.69             $7.35        $7.54          $6.86         $7.07        $7.55        $7.28

Income From Investment
  Operations
Net investment income(d)               .23               .50          .50(e)         .44           .56          .77          .75
Net realized and
  unrealized gain (loss)
  on investment and
  foreign currency
  transactions                        (.14)              .34         (.16)           .73          (.11)        (.50)         .34
Net increase in net asset
  value from operations                .09               .84          .34           1.17           .45          .27         1.09

Less: Dividends and
  Distributions
Dividends from net
  investment income                   (.23)             (.50)        (.53)          (.49)         (.60)        (.75)        (.49)
Tax return of capital                   -0-               -0-          -0-            -0-         (.06)          -0-        (.33)
Total dividends and
  distributions                       (.23)             (.50)        (.53)          (.49)         (.66)        (.75)        (.82)
Net asset value, end
  of period                          $7.55             $7.69        $7.35          $7.54         $6.86        $7.07        $7.55

Total Return
Total investment return
  based on net asset
  value(f)                            1.16%            11.83%        4.72%         17.48%         6.69%        3.32%       15.80%

Ratios/Supplemental
  Data
Net assets, end of period
  (000's omitted)                 $966,056          $957,697     $956,690     $1,060,244      $947,300   $1,009,606     $979,126
Ratio to average net
  assets of:
  Expenses, net of
    waivers/
    reimbursements                    1.03%(g)(h)       1.05%        1.25%          1.49%(g)      1.57%        1.96%        2.26%
  Expenses, before
    waivers/
    reimbursements                    1.03%(g)(h)       1.05%        1.41%          1.49%(g)      1.57%        1.96%        2.26%
  Expenses, before
    waivers/
    reimbursements
    excluding interest
    expense                           1.03%(g)(h)       1.05%        1.27%          1.26%(g)      1.28%        1.23%        1.33%
  Net investment
    income                            6.04%(g)(h)       6.78%        6.80%(e)       7.28%(g)      8.19%       10.07%       10.03%
Portfolio turnover rate                 56%               66%          76%            60%          160%         315%         234%

See footnote summary on page 38.


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 35


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                              Class B
                                 --------------------------------------------------------------------------------------------
                                   Six Months
                                        Ended            Year Ended          December
                                    March 31,           September 30,      1, 2002 to           Year Ended November 30,
                                         2006        ------------------     September      ----------------------------------
                                  (unaudited)         2005      2004(a)    30, 2003(b)      2002(c)         2001         2000
                                 --------------------------------------------------------------------------------------------
Net asset value,
  beginning of period                $7.68            $7.35        $7.54         $6.86         $7.07        $7.58        $7.31

Income From Investment
  Operations
Net investment income(d)               .20              .44          .45(e)        .40           .51          .69          .69
Net realized and
  unrealized gain (loss)
  on investment and
  foreign currency
  transactions                        (.13)             .33         (.16)          .73          (.11)        (.50)         .36
Net increase in net asset
  value from operations                .07              .77          .29          1.13           .40          .19         1.05

Less: Dividends and
  Distributions
Dividends from net
  investment income                   (.20)            (.44)        (.48)         (.45)         (.55)        (.70)        (.48)
Tax return of capital                   -0-              -0-          -0-           -0-         (.06)          -0-        (.30)
Total dividends and
  distributions                       (.20)            (.44)        (.48)         (.45)         (.61)        (.70)        (.78)
Net asset value, end
  of period                          $7.55            $7.68        $7.35         $7.54         $6.86        $7.07        $7.58

Total Return
Total investment return
  based on net asset
  value(f)                            0.93%           11.04%        3.98%        16.84%         5.92%        2.20%       14.99%

Ratios/Supplemental
  Data
Net assets, end of period
  (000's omitted)                 $333,376         $373,923     $476,171      $696,043      $740,782     $888,457     $826,340
Ratio to average net
  assets of:
  Expenses, net of
    waivers/
    reimbursements                    1.75%(g)(h)      1.77%        1.98%         2.21%(g)     2.28%        2.66%        2.93%
  Expenses, before
    waivers/
    reimbursements                    1.75%(g)(h)      1.77%        2.15%         2.21%(g)     2.28%        2.66%        2.93%
  Expenses, before
    waivers/
    reimbursements
    excluding
    interest expense                  1.75%(g)(h)      1.77%        1.99%         1.98%(g)     2.00%        1.94%        2.03%
  Net investment
    income                            5.32%(g)(h)      5.82%        6.07%(e)      6.59%(g)      7.47%        9.06%        9.37%
Portfolio turnover rate                 56%              66%          76%           60%         160%         315%         234%


See footnote summary on page 38.


36 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST



Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Financial Highlights

                                                                              Class C
                                 --------------------------------------------------------------------------------------------
                                   Six Months
                                        Ended            Year Ended           December
                                    March 31,           September 30,       1, 2002 to           Year Ended November 30,
                                         2006        ------------------      September      ----------------------------------
                                  (unaudited)         2005      2004(a)    30, 2003(b)      2002(c)         2001         2000
                                 ---------------------------------------------------------------------------------------------
Net asset value,
  beginning of period                $7.71             $7.38        $7.57          $6.88          $7.09        $7.58        $7.31

Income From Investment
  Operations
Net investment income(d)               .20               .44          .45(e)         .40            .52          .71          .70
Net realized and
  unrealized gain (loss)
  on investment and
  foreign currency
  transactions                        (.13)              .34         (.16)           .74           (.12)        (.50)         .35
Net increase in net asset
  value from operations                .07               .78          .29           1.14            .40          .21         1.05

Less: Dividends and
  Distributions
Dividends from net
  investment income                   (.20)             (.45)        (.48)          (.45)          (.55)        (.70)        (.47)
Tax return of capital                   -0-               -0-          -0-            -0-          (.06)          -0-        (.31)
Total dividends and
  distributions                       (.20)             (.45)        (.48)          (.45)          (.61)        (.70)        (.78)
Net asset value, end
  of period                          $7.58             $7.71        $7.38          $7.57          $6.88        $7.09        $7.58

Total Return
Total investment return
  based on net asset
  value(f)                            0.92%            10.87%        3.97%         16.94%          5.91%        2.48%       14.99%

Ratios/Supplemental
  Data
Net assets, end of period
  (000's omitted)                 $262,340          $251,752     $251,666       $295,295       $277,015     $310,985     $267,646
Ratio to average net
  assets of:
  Expenses, net of
    waivers/
    reimbursements                    1.73%(g)(h)       1.76%        1.96%          2.20%(g)       2.27%        2.65%        2.95%
  Expenses, before
    waivers/
    reimbursements                    1.73%(g)(h)       1.76%        2.12%          2.20%(g)       2.27%        2.65%        2.95%
  Expenses, before
    waivers/
    reimbursements
    excluding interest
    expense                           1.73%(g)(h)       1.76%        1.97%          1.97%(g)       1.99%        1.93%        2.03%
  Net investment income               5.29%(g)(h)       5.88%        6.07%(e)       6.56%(g)       7.45%        9.34%        9.35%
Portfolio turnover rate                 56%               66%          76%            60%           160%         315%         234%

See footnote summary on page 38.


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 37


(a) As of October 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to October 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the fiscal year ended September 30, 2004, was to decrease net investment income per share by $0.0002 for Class A, B and C and increase net realized and unrealized gain (loss) on investment transactions per share by $0.0002 for Class A, B and C. Consequently, the ratios of net investment income to average net assets were decreased by 0.003% for Class A, B and C, respectively.

(b)  The Fund changed its fiscal year end from November 30 to September 30.

(c) As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended November 30, 2002 was to decrease net investment income per share by $.04, decrease net realized and unrealized loss on investments per share by $.04 for Class A, B and C, respectively, and decrease the ratio of net investment income to average net assets from 8.83% to 8.19% for Class A, from 8.10% to 7.47% for Class B and from 8.09% to 7.45% for Class C. Per share, ratios and supplemental data for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

(d)  Based on average shares outstanding.

(e)  Net of waivers/reimbursement by the Adviser.

(f) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(g)  Annualized.

(h) The ratio includes expenses attributable to estimated costs of proxy solicitation.


38 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


RESULTS OF SHAREHOLDERS MEETING
(unaudited)

A Special Meeting of the AllianceBernstein Global Government Income Trust, Inc. (the "Fund") was held on November 15, 2005 and adjourned until December 6, 2005, and December 19, 2005. At the November 15, 2005 Meeting, with respect to the first item of business, the election of Directors, the required number of outstanding shares were voted in favor of the proposal, and the proposal was approved. At the December 6, 2005 Meeting, with respect to the third item of business, the amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions, and the fourth item of business, the reclassification as non-fundamental with changes to the Fund's investment objectives, the required number of outstanding shares voted in favor of each proposal, and each proposal was approved. At the December 19, 2006 Meeting, with respect to the second item of business, the approval to amend and restate the Charter of the Fund, the required number of outstanding shares were voted in favor of the proposal, and the proposal was approved. A description of each proposal and number of shares voted at the Meetings are as follows: (the proposal numbers shown below correspond to the proposal numbers in the Fund's proxy statement):

1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

                                                           Withheld
                                    Voted For             Authority
                                  --------------------------------------------
     Ruth Block                   137,895,664             4,586,969
     David H. Dievler             137,877,597             4,605,036
     John H. Dobkin               137,978,376             4,504,257
     Michael J. Downey            137,947,218             4,535,415
     William H. Foulk, Jr.        137,872,129             4,610,504
     D. James Guzy                137,543,421             4,939,212
     Marc O. Mayer                137,973,426             4,509,207
     Marshall C. Turner, Jr.      137,924,746             4,557,887

2. The amendment and restatement of the Fund's charter, which repealed in its entirety all currently existing charter provisions and substituted in lieu thereof new provisions set forth in the Form of Articles of Amendment and Restatement attached to the Fund's Proxy Statement as Appendix D.

                                               Voted                    Broker
                              Voted For      Against    Abstained    Non-Votes
                      --------------------------------------------------------
                            107,224,120    4,408,665    6,707,827        0.000

3. The amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions regarding:

                                               Voted                    Broker
                              Voted For      Against    Abstained    Non-Votes
                      --------------------------------------------------------
3.B. Issuing Senior         103,028,062    6,661,940    2,511,398   29,355,111
     Securities and
     Borrowing Money


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 39


                                               Voted                    Broker
                              Voted For      Against    Abstained    Non-Votes
                      --------------------------------------------------------
3.D. Concentration of       103,624,576    5,977,371    2,599,454   29,355,111
     Investments

3.E. Real Estate and        103,642,665    6,042,528    2,516,207   29,355,111
     Companies that Deal
     in Real Estate

3.F. Commodity Contracts    103,216,344    6,428,082    2,556,975   29,355,111
     and Futures Contracts

3.G. Loans                  103,121,089    6,513,991    2,566,320   29,355,111

3.H. Joint Securities       103,368,066    6,203,905    2,629,429   29,355,111
     Trading Accounts

3.I. Exercising Control     103,554,405    6,002,486    2,644,509   29,355,111

3.J. Other Investment       103,466,742    6,126,148    2,608,510   29,355,111
     Companies

3.K. Oil, Gas and Other     103,731,640    5,965,625    2,504,134   29,355,111
     Types of Minerals or
     Mineral Leases

3.L. Purchases of           102,760,589    6,953,893    2,486,917   29,355,111
     Securities on Margin

3.M. Short Sales            102,888,869    6,770,947    2,541,583   29,355,111

3.N. Pledging,              102,879,648    6,744,249    2,577,503   29,355,111
     Hypothecating,
     Mortgaging, or
     Otherwise Encumbering
     Assets

3.P. Warrants               103,188,141    6,360,300    2,652,959   29,355,111

3.R. Requirement to Invest  103,713,657    6,005,255    2,482,488   29,355,111
     Specific Investments

3.V. Option Transactions    103,180,024    6,467,487    2,553,889   29,355,111

4.B. The reclassification    99,767,740    5,341,255    7,092,404   29,355,111
     as Non-fundamental and
     changes to Specific Fund's
     Investment Objectives


40 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


BOARD OF DIRECTORS

William H. Foulk, Jr.(1),Chairman
Marc O. Mayer,President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Marshall C. Turner, Jr.(1)


OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Paul J. DeNoon(2), Vice President
Scott DiMaggio(2), Vice President
Michael L. Mon(2), Vice President
Douglas J. Peebles(2), Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109


Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105


Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672


Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The management of and investment decisions for the Fund's portfolio are made by the Global Fixed Income Investment Team. Mr. Paul J. DeNoon, Mr. Scott DiMaggio, Mr. Michael L. Mon and Mr. Douglas J. Peebles are the investment professionals with the most significant responsibility for the day-to-day management of the Fund's portfolio.


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 41


ALLIANCEBERNSTEIN FAMILY OF FUNDS


-----------------------------------------
Wealth Strategies Funds
-----------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

-----------------------------------------
Blended Style Funds
-----------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

-----------------------------------------
Growth Funds
-----------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*

-----------------------------------------
Value Funds
-----------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

-----------------------------------------
Taxable Bond Funds
-----------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

-----------------------------------------
Municipal Bond Funds
-----------------------------------------
National                         Michigan
Insured National                Minnesota
Arizona                        New Jersey
California                       New York
Insured California                   Ohio
Florida                      Pennsylvania
Massachusetts                    Virginia

-----------------------------------------
Intermediate Municipal Bond Funds
-----------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

-----------------------------------------
Closed-End Funds
-----------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

-----------------------------------------
Retirement Strategies Funds
-----------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research GrowthFund. On July 8, 2005, New Europe Fund merged into International Research Growth Fund. Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


42 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Americas Government Income Trust, Inc. (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by the Assurance of Discontinuance between the New York State Attorney General and the Adviser. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform their duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

  1. Management fees charged to institutional and other clients of the Adviser for like services.

  2.   Management fees charged by other mutual fund companies for like services.

  3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

  4. Profit margins of the Adviser and its affiliates from supplying such services.

  5.   Possible economies of scale as the Fund grows larger.

  6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The table below describes the Fund's advisory fee pursuant to the Investment Advisory Agreement. This is the fee schedule the Adviser implemented in January 2004 as a result of the settlement with the New York State Attorney General.(2)

(1) It should be noted that the information in the fee summary was completed on September 2, 2005 and presented to the Board of Directors on September 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2) The advisory fee schedule implemented in January 2004 contemplates eight categories of the AllianceBernstein Mutual Funds with all AllianceBernstein Funds in each category having the same advisory fee schedule.


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 43


                                                Advisory Fee Based on % of
Fund                                             Average Daily Net Assets
-------------------------------------------------------------------------------
AllianceBernstein Americas Government
   Income Trust, Inc.                         First $2.5 billion         0.50%
                                              Next $2.5 billion          0.45%
                                              Excess of $5 billion       0.40%

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund as indicated below:

                                                                  As a %
                                                                of average
Fund                                            Amount       daily net assets
-------------------------------------------------------------------------------
AllianceBernstein Americas Government
   Income Trust, Inc.                          $104,000                  0.01

The table below shows the Fund's expense ratio calculated from the beginning of the Fund's current fiscal year through May 31, 2005.

Fund                                        Expense Ratio(3)    Fiscal Year End
-------------------------------------------------------------------------------
AllianceBernstein Americas Government
   Income Trust, Inc.                        Class A 1.02%       September 30
                                             Class B 1.74%
                                             Class C 1.73%

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors is normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption

(3) This is the expense ratio calculated from the beginning of the Fund's current fiscal year through May 31, 2005.


44 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Fund. However, with respect to the Fund the Adviser represented that there are no institutional products which have a substantially similar investment style as the Fund.

The Adviser also manages and sponsors retail mutual funds which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States resident investors. The Adviser charges the following fee for an offshore mutual fund that invests in fixed income securities:

Asset Class                                                            Fee(4)
-------------------------------------------------------------------------------
Fixed Income                                                           0.65%

The Adviser represented that it does not sub-advise any registered investment companies of other fund families with a similar investment style as the Fund.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fees relative to the Lipper group median at the approximate current asset level of the Fund.(5)

(4) The fee charged to the fund includes a 0.10% fee for administrative services.

(5) It should be noted that "effective management fee" is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the AllianceBernstein Fund has the lowest effective fee rate in the Lipper peer group.


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 45


                                           Effective        Lipper
                                           Management       Group
Fund                                         Fee(6)         Median        Rank
-------------------------------------------------------------------------------
AllianceBernstein Americas
   Government Income Trust, Inc.             0.500          0.587          2/9

Lipper also analyzed the expense ratio of the Fund in comparison to its Lipper Expense Group(7) and Lipper Expense Universe(8). Lipper describes a Lipper Expense Group as a representative sample of comparable funds, consisting of all funds in the investment classification/objective with a similar load type as the subject Fund. The Lipper Expense Universe is a broader collection of funds. The results of that analysis are set forth below:

                               Lipper      Lipper    Lipper    Lipper
                              Expense     Universe  Universe    Group    Group
Fund                          Ratio(9)     Median     Rank     Median     Rank
-------------------------------------------------------------------------------
AllianceBernstein Americas
   Government Income
   Trust, Inc.(10)             1.254        1.254     11/19     1.262     3/9

Based on this analysis the Fund has a more favorable ranking on an advisory fee basis than on a total expense ratio basis. This has resulted in a variety of efforts by the Adviser to lower non-management expenses.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. An independent consultant is working with the Adviser's personnel on a new system to produce profitability information at the Fund level which will reflect the Adviser's management

(6) It should be noted that the "effective management fee" rate for the Fund does not reflect the payments by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services. The dollar amount and basis point impact of such payments on the Fund is discussed in Section I.

(7) Lipper uses the following criteria in screening funds to be included in each Fund's Expense Group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An Expense Group will typically consist of seven to twenty funds.

(8) Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting an Expense Group when selecting an Expense Universe. Unlike an Expense Group, an Expense Universe allows for the same adviser to be represented by more than just one fund.

(9)   Most recent fiscal year end Class A share expense ratio.

(10) Lipper estimated the Fund's pro-forma expense ratio to be 1.167 which would rank the Fund 8/19 for the Lipper Expense Universe and 1/9 for the Lipper Expense Group. The pro-forma expense ratio information shows what would have been the Fund's expense ratio in the indicated fiscal year had the current investment advisory fee been in effect throughout the fiscal year.


46 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


reporting approach. It is possible that future Fund profitability information may differ from previously reviewed information due to changes in methodologies and allocations. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR  SUPPLYING SUCH
SERVICES.

The Adviser's profitability from providing investment advisory services to the Fund decreased during calendar 2004 relative to 2003 primarily as a result of the reduction in the advisory fee schedule implemented early in 2004.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent and distribution services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges ("CDSC"). Additional information regarding distribution related fees can be found in the prospectus of the Fund.

The Adviser's affiliate, AllianceBernstein Investment Research and Management, Inc. ("ABIRM"), is the Fund's principal underwriter. ABIRM and the Adviser have disclosed in the Fund's prospectus that they may make payments(11) from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2004, ABIRM paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds for distribution services and educational support. For 2005, it is anticipated, ABIRM will pay approximately 0.04% of the average monthly assets of the Fund for such purposes.

After payments to third party intermediaries, ABIRM retained the following amount in Class A front-end load sales charge from sales of the Fund's shares in the Fund's most recent fiscal year.

Fund                                                        Amount Received
-------------------------------------------------------------------------------
AllianceBernstein Americas Government
Income Trust, Inc.                                             $ 89,244

(11) The total amount paid to the financial intermediary in connection with the sale of shares will generally not exceed the sum of (a) .25% of the current year's Fund sales by that firm and (b) .10% of the average daily net assets attributable to that firm over the year.


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 47


ABIRM received the amounts set forth below in Rule 12b-1 fees and CDSC for the Fund during the Fund's most recent fiscal year. A significant percentage of such amounts were paid out to third party intermediaries by ABIRM.

                                          12b-1 Fees
Fund                                       Received          CDSC Received
-------------------------------------------------------------------------------
AllianceBernstein Americas Government
   Income Trust, Inc.                    $ 11,526,993          $ 863,604

Fees and reimbursements for out of pocket expenses charged by Alliance Global Investor Services, Inc. ("AGIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. AGIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

AGIS received the following fee from the Fund in the most recent fiscal year:

Fund                                                           AGIS Fee
-------------------------------------------------------------------------------
AllianceBernstein Americas Government Income Trust, Inc.     $ 1,356,072

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.


48 o ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST


VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $516 billion as of June 30, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Fund.

The information prepared by Lipper showed the 1, 3, 5 and 10 year performance ranking of the Fund(12) relative to its Lipper group and universe for the periods ended May 31, 2005:

AllianceBernstein Americas
Government Income Trust, Inc.                      Group          Universe
-------------------------------------------------------------------------------
   1 year                                           2/9             4/20
   3 year                                           3/9             6/20
   5 year                                           2/6             4/14
   10 year                                          1/6             1/12

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)(13) versus its benchmarks(14).

                                                 Periods Ending May 31, 2005
                                                   Annualized Performance
-------------------------------------------------------------------------------
                                         1       3       5       10     Since
Funds                                   Year    Year    Year    Year  Inception
-------------------------------------------------------------------------------
AllianceBernstein Americas Government
   Income Trust, Inc.                   12.57  11.57    9.71   12.01    9.10
JP Morgan EMBI Plus Latin Only Index    22.32  17.78   10.35   12.89    N/A
Lehman Brothers Gov't Bond Index         6.48   5.70    7.31    6.65    7.05
Composite (50% JPM EMBI
   Latin Only, 50% LB Gov't Bond Ind)   14.40  11.74    8.83    9.77    N/A

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: October 12, 2005

(12)  The performance rankings are for the Class A shares of the Fund.

(13)  The Fund's performance returns are for the Class A shares of the Fund.

(14) The Adviser provided Fund and benchmark performance return information for periods through May 31, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST o 49


ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


GGIT-0152-0306




ITEM 2.    CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.


ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.


ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.


ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.


ITEM 6.    SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.


ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.


ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.


ITEM 11.   CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12.   EXHIBITS.

The following exhibits are attached to this Form N-CSR:

      EXHIBIT NO.      DESCRIPTION OF EXHIBIT

      12 (b) (1)       Certification of Principal Executive Officer Pursuant to
                       Section 302 of the Sarbanes-Oxley Act of 2002

      12 (b) (2)       Certification of Principal Financial Officer Pursuant to
                       Section 302 of the Sarbanes-Oxley Act of 2002

      12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  AllianceBernstein Global Government Income Trust, Inc.



                       By:      /s/ Marc O. Mayer
                                ----------------------
                                Marc O. Mayer
                                President

                       Date:    May 29, 2006



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



                       By:      /s/ Marc O. Mayer
                                ----------------------
                                Marc O. Mayer
                                President

                       Date:    May 29, 2006



                       By:      /s/ Mark D. Gersten
                                ----------------------
                                Mark D. Gersten
                                Treasurer and Chief Financial Officer

                       Date:    May 29, 2006